UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2022

Analog Devices, Inc.

(Exact name of Registrant as Specified in its Charter)

Massachusetts	1-7819	04-2348234
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Analog Way Wilmington, MA	01887
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 935-5565

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.16 2/3 par value per share	ADI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    At the annual meeting of shareholders of Analog Devices, Inc. (the “Company”) held on Wednesday, March 9, 2022 (the “2022 Annual Meeting”), the Company’s shareholders approved the 2022 Employee Stock Purchase Plan, which had previously been adopted by the Company’s Board of Directors subject to shareholder approval.

The description of the 2022 Employee Stock Purchase Plan contained on pages 67 to 72 of the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on January 21, 2022, is incorporated herein by reference. A complete copy of the 2022 Employee Stock Purchase Plan is included as Appendix B to the Proxy Statement and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Voting Results.

At the 2022 Annual Meeting, the proposals listed below were submitted to a vote of our shareholders. The proposals are described in the Proxy Statement.

Proposal 1 – The election of twelve nominees to our Board of Directors, each for a term expiring at the next annual meeting of shareholders.

The twelve nominees named in the Proxy Statement were elected to serve as directors until our next annual meeting of shareholders. Information as to the vote on each director standing for election is provided below:

Nominee	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Ray Stata	436,954,104	4,751,508	403,938	28,049,093
Vincent Roche	414,375,217	26,230,566	1,503,767	28,049,093
James A. Champy	409,885,446	30,771,292	1,452,812	28,049,093
Anantha P. Chandrakasan	387,334,079	53,321,956	1,453,515	28,049,093
Tunç Doluca	438,571,846	3,126,693	411,011	28,049,093
Bruce R. Evans	436,731,244	4,939,914	438,392	28,049,093
Edward H. Frank	428,975,804	12,697,050	436,696	28,049,093
Laurie H. Glimcher	436,231,006	5,450,021	428,523	28,049,093
Karen M. Golz	432,219,494	9,462,193	427,863	28,049,093
Mercedes Johnson	432,014,315	9,691,676	403,559	28,049,093
Kenton J. Sicchitano	418,178,286	22,474,103	1,457,161	28,049,093
Susie Wee	436,443,282	5,246,430	419,838	28,049,093

Proposal 2 – The approval, by non-binding “say on pay” vote, of the compensation of our named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative disclosures in the Proxy Statement.

The shareholders approved, on an advisory basis, the compensation of our named executive officers. The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
341,116,817	100,232,812	759,921	28,049,093

Proposal 3 – The approval of the Company’s 2022 Employee Stock Purchase Plan.

The shareholders approved the Company’s 2022 Employee Stock Purchase Plan. The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
440,507,078	1,106,380	496,092	28,049,093

Proposal 4 – The ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending October 29, 2022.

The shareholders ratified the Company’s selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending October 29, 2022. The voting results were as follows:

Votes For	Votes Against	Votes Abstaining
439,062,889	30,197,899	897,855

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Analog Devices, Inc. 2022 Employee Stock Purchase Plan, included as Appendix B to the Company’s definitive proxy statement on Schedule 14A (File No. 001-07819) as filed with the Securities and Exchange Commission on January 21, 2022 and incorporated herein by reference.

104	Cover page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2022	ANALOG DEVICES, INC.

	By:	/s/ Prashanth Mahendra-Rajah
Prashanth Mahendra-Rajah
Senior Vice President, Finance and Chief Financial Officer